Exhibit 32

CERTIFICATION FILED PURSUANT TO

 18 U.S.C. SECTION 1350,

AS ADOPTED BY

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lone Star Technologies, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certifies in his capacity as an officer of the Company, pursuant to 18 U.S.C. §1350, as adopted by §906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rhys J. Best	/s/ Charles J. Keszler
Rhys J. Best	Charles J. Keszler
Chief Executive Officer	Chief Financial Officer

Date: February 27, 2007